_______________________	____________________
Name of Subscriber	Memorandum No.

SUBSCRIPTION AGREEMENT

SKINNY NUTRITIONAL CORP.

  Private Sale of Securities

Consisting of up to 25,000,000 Shares of Common Stock

Aggregate Offering Amount: $1,500,000

THIS SUBSCRIPTION AGREEMENT CONTAINS MATERIAL NONPUBLIC INFORMATION CONCERNING SKINNY NUTRITIONAL CORP. AND IS PREPARED SOLELY FOR THE USE OF THE OFFEREE NAMED ABOVE.  ANY USE OF THIS INFORMATION FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SECURITIES OFFERED HEREBY MAY SUBJECT THE USER TO CRIMINAL AND CIVIL LIABILITY.

THE SECURITIES OFFERED HEREBY ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND IMMEDIATE DILUTION AND MAY BE PURCHASED ONLY BY PERSONS WHO QUALIFY AS “ACCREDITED INVESTORS” UNDER RULE 501 (a) OF REGULATION D UNDER THE SECURITIES ACT.

THIS DOCUMENT HAS NOT BEEN FILED WITH OR REVIEWED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER COMMISSION OR REGULATORY AUTHORITY, AND HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF ANY STATES NOR HAS ANY SUCH COMMISSION, AUTHORITY OR ATTORNEY GENERAL DETERMINED WHETHER IT IS ACCURATE OR COMPLETE OR PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SKINNY NUTRITIONAL CORP.
3 Bala Plaza East, Suite 117
Bala Cynwyd, Pennsylvania 19004
Tel. (610) 784-2000

November 17, 2008

CONFIDENTIAL SUBSCRIPTION AGREEMENT

INSTRUCTIONS:

Items to be delivered by all Investors:

a.           One (1) completed and executed Subscription Agreement, including the Investor Questionnaire.

b. Payment in the amount of subscription, by wire transfer of funds or check. All checks should be made payable to “Becker & Poliakoff, LLP escrow account for Skinny Nutritional Corp.” in the total amount of the Securities subscribed for.

c. Wired funds should be directed as follows:

THE SUBSCRIBER IS RESPONSIBLE FOR ALL WIRE TRANSFER FEES IMPOSED BY THE SUBSCRIBER’S BANK.

ALL DOCUMENTS SHOULD BE RETURNED TO:

Skinny Nutritional Corp.

c/o Becker & Poliakoff, LLP
45 Broadway, 11th Floor
New York, New York 10006

THE FOLLOWING EXHIBIT IS ANNEXED TO
AND FORMS PART OF THIS SUBSCRIPTION AGREEMENT:

EXHIBIT A: INVESTOR QUESTIONNAIRE

SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber” or the “Purchaser”) hereby subscribes to purchase from Skinny Nutritional Corp., a Nevada corporation (the “Company”), certain of the Company’s securities, as described herein, for a total purchase price of $1,500,000 (the “Purchase Price”). The Company is offering hereby (the “Offering”) a maximum of 25,000,000 shares of its Common Stock (the “Common Shares” or “Securities”).

Article I
SALE OF SECURITIES

1.1           Sale of Securities; Offering Period

           (a)           Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to the Subscriber and the Subscriber agrees to purchase from the Company, upon Closing, the Securities as described herein for the Purchase Price as set forth on the signature page of this Subscription Agreement executed by the Subscriber. The number of Common Shares purchased hereunder by a Subscriber shall be as specified on the signature page of this Subscription Agreement executed by the Subscriber. The Company may reject any subscription in whole or in part.  The Securities being offered consist of a total of up to 25,000,000 Common Shares, par value $.001 per share. The Securities are being offered at a purchase price of $0.06 per share (the “Purchase Price”). This Offering is only being made to “accredited investors” (as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon an exemption from registration under Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, and on similar exemptions under applicable state laws.  The Securities may be purchased, in part or their entirety, by officers and directors of the Company.

                      (b)           In the sole discretion of the Company, the Company may elect to increase the total number of increase the maximum number of Common Shares being offered from $1,500,000 of Shares up to a maximum of $1,875,000 of Common Shares. In the event the Company elects to exercise this oversubscription right, the Company would issue an additional 6,250,000 Common Shares.

          (c)           The Securities are being offering during the offering period commencing on November 17, 2008 and terminating on the earlier of (a) 5:00 p.m. (New York time) on December 31, 2008, unless extended by an additional 60 days, or (b) the date on which all Securities authorized for sale have been sold (the “Offering Period”).

1.2           High Risk Investment. This investment is speculative and should only be made by investors who can afford the risk of loss of their entire investment. The proceeds from the sale of the Securities will be used to fund short term capital needs to enable the Company to maintain operations until additional funding is received. The Company intends to sell additional shares of Common Stock after the completion of this transaction to further fund its operations. Unless the Company is successful in completing these additional funding transactions, the Company may be forced to significantly curtail its operations and the Subscribers will lose their entire investment.

1.3           Selling Agent Compensation. The Company intends to engage registered broker-dealers to serve as selling agents (the “Selling Agents”), for the sale of the Units and pay commissions and other compensation to the Selling Agents who procure purchasers of the Units. We will pay and issue to each Selling Agent a warrant (the “Agent Warrants”) to purchase such number of Shares as equals 10% of the total number of Shares actually sold in the Offering to Subscribers procured by each Selling Agent. Agent Warrants shall be exercisable at the per share price of $0.07 for a period of five years from the date of issuance.

1.4           Escrow; No Minimum Offering Amount. The Subscriber acknowledges and agrees that all subscription amounts will be deposited in a non-interest bearing account established on behalf of the Company, but that there is no minimum Offering amount necessary to conduct a closing for the funds to be released to the Company. Accordingly, funds may be released to the Company and closings held, from time to time, as determined by the Company at any time during the Offering Period. During the Offering period, subscription funds will be placed into the escrow account and closings will be held from time to time up to the sale of the maximum amount of Securities described in this Subscription Agreement or the expiration of the Offering Period. The final Closing shall be either the date of which this Offering is fully subscribed or the last date during the Offering Period on which the Company accepts a subscription, whichever is latest. Each closing of the transactions contemplated hereunder (the “Closing”) shall be deemed to occur at the offices of Becker & Poliakoff, LLP, 45 Broadway, 11th Floor, New York, New York 10006, or at such other place as shall be mutually agreeable to the parties, at 11:00 a.m., New York Time, on such other date as be mutually agreeable to the parties.

1.5           Closing Matters. At each Closing the following actions shall be taken:

(a)           each Subscriber shall deliver its Purchase Price in immediately available United States funds to the escrow account established for the Offering; and

(b)           the Company shall deliver certificates representing the Common Shares subscribed for to each Subscriber; and

(c)           each of the Company and the Subscriber shall deliver to the other signed copies of this Agreement and the Subscriber shall deliver to the Company a completed and executed Investor Questionnaire.

1.6           Use of Proceeds.  The Company intends to use the proceeds derived from this Offering to satisfy its working capital requirements and general corporate purposes. Management reserves the right to utilize the net proceeds of the Offering in a manner in the best interests of the Company. The amount of the net proceeds that will be invested in particular areas of the Company’s business will depend upon future economic conditions and business opportunities. To the extent that the Company continues to incur losses from operations, such losses will be funded from its general funds, including the net proceeds of this Offering.

1.7           Certain Reports Filed Under the Securities Exchange Act of 1934.  The Company’s (i) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 (the “Annual Report”); and (ii) Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008 (the “Quarterly Report”) have been filed by the Company with the Securities and Exchange Commission through the Commission’s EDGAR website and are incorporated into this Subscription Agreement by reference. Such reports comprise an integral part of this Agreement and each Subscriber is urged to read each such report in its entirety. Such reports may be collectively referred to herein as the “SEC Reports”.

           1.8           Subscriber Information

(a)		Name(s) of SUBSCRIBER(s):_____________________

___________________________________

___________________________________

(b)	Principal Amount of Securities
	Subscribed for:	$__________

(c)                    Accredited Investor Status

The Subscriber acknowledges and agrees that the offering and sale of the Securities are intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and/or Regulation D promulgated thereunder.  In accordance therewith and in furtherance thereof, the Subscriber represents and warrants to and agrees with the Company as follows [Please check statements applicable to the Subscriber]:

The Subscriber is an Accredited Investor because the Subscriber is (check appropriate item):
·	a bank as defined in Section 3(a)(2) of the Act;

·	a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act;

·	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”);

·	an insurance company as defined in Section 2(13) of the Act;

·	an investment company registered under the Investment Company Act of 1940, as amended or a business development company as defined in Section 2(a)(48) of such act;

·	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

·
an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

·	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

·
an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

·	a natural person whose individual net worth or joint net worth with that person's spouse, at the time of his purchase exceeds $l,000,000;

·
a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

·
a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act; or

·
an entity in which all of the equity owners are accredited investors.  (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor.)

·
a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, if such plan has total assets in excess of $5,000,000

·	a director or officer of the Company.

(d)  Additional Information.

The Subscriber has completed the signature page to this Subscription Agreement and the Questionnaire annexed at Exhibit A to this Subscription Agreement.

Article II
REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company hereby represents and warrants to the Purchasers as of the date of this Agreement as follows:

                (A)           The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged, except where the failure to have or be any of the foregoing may not be expected to have a material adverse effect on the Company’s presently conducted businesses.  The Company is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations hereunder (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(B)           The Company is currently authorized to issue 250,000,000 shares of Common Stock, $.001 par value per share and 1,000,000 shares of Preferred Stock, $0.001 par value per share.  Except as described in this Agreement, no securities of the Company are entitled to preemptive or similar rights, and no entity or person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement unless any such rights have been waived. The issue and sale of the Securities will not (except pursuant to their terms thereunder), immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any entity or person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(C)           The Company has the requisite corporate power and authority to enter into, deliver and consummate the transactions contemplated by this Agreement, to issue and sell the Securities and deliver the Shares and Warrants, and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company and no further action is required by the Company in connection therewith. When executed and delivered by the Company, this Agreement will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(D)           The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement or the issuance, sale or delivery of the Securities other than (i) any filings required by state securities laws, (ii) the filing of a Notice of a Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iii) those that have been made or obtained prior to or contemporaneously with the date of this Agreement and (iv) filings pursuant to the Securities and Exchange Act of 1934, as amended.

(E)           The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii)  violate, conflict with, or constitute a default or breach (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(F)           The Common Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, will not be issued in violation of any preemptive or other rights of stockholders, and will be issued free and clear of all liens and encumbrances, other than restrictions on transfer under applicable securities laws.

                (G)           Except as disclosed in the SEC Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the SEC Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a material adverse effect on the Company.

(H)           The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company’s businesses and which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company’s financial condition.

Article III
REPRESENTATIONS AND WARRANTIES OF PURCHASERS

By signing this Agreement, each undersigned Purchaser hereby represents and warrants to the Company as follows as an inducement to the Company to accept the subscription of the Purchaser:

(A)           The Purchaser acknowledges and agrees that (i) the offering and sale of the Securities are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, (ii) the Securities have not been registered under the Securities Act and (iii) that the Company has represented to the Purchaser (assuming the veracity of the representations of the Purchaser made herein and in the Questionnaire annexed hereto at Exhibit A) that the Securities have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) of the Securities Act and Regulation D thereunder. In accordance therewith and in furtherance thereof, the Purchaser represents and warrants to and agrees with the Company that it is an accredited investor (as defined in Rule 501 promulgated under the Securities Act) for the reason indicated in Article I of this Subscription Agreement.

(B)           The Purchaser hereby represents and warrants that the Purchaser is acquiring the Securities hereunder for its own account for investment and not with a view to distribution, and with no present intention of distributing the Securities or selling the Securities for distribution.  The Purchaser understands that the Securities are being sold to the Purchaser in a transaction which is exempt from the registration requirements of the Securities Act.  Accordingly, the Purchaser acknowledges that it has been advised that the Securities have not been registered under the Securities Act and are being sold by the Company in reliance upon the veracity of the Purchaser’s representations contained herein and upon the exemption from the registration requirements provided by the Securities Act and the securities laws of all applicable states.  The Purchaser's acquisition of the Securities shall constitute a confirmation of the foregoing representation and warranty and understanding thereof.

(C)           The Purchaser (or its “Purchaser Representative” if any) has such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of making this investment, and the Purchaser or its Purchaser Representative(s) has received such information requested by the Purchaser concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of making this investment.  Further, the Purchaser acknowledges that the Purchaser has had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the organization, operation and business of the Company and of the Company's contracts, agreements and obligations or needed to verify the accuracy of any information contained herein or any other information about the Company.  Except as set forth in this Agreement, no representation or warranty is made by the Company to induce the Purchaser to make this investment, and any representation or warranty not made herein or therein is specifically disclaimed and no information furnished to the Purchaser or the Purchaser's advisor(s) in connection with the sale were in any way inconsistent with the information stated herein. The Purchaser further understands and acknowledges that no person has been authorized by the Company to make any representations or warranties concerning the Company, including as to the accuracy or completeness of the information contained in this Agreement.

(D)           The Purchaser is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale of the Securities to the Purchaser for purposes of federal and state securities laws. Accordingly, each Purchaser represents and warrants that the information stated herein is true, accurate and complete, and agrees to notify and supply corrective information promptly to the Company as provided above if any of such information becomes inaccurate or incomplete.   The Purchaser has completed this Agreement and Questionnaire, has delivered it herewith and represents and warrants that it is accurate and true in all respects and that it accurately and completely sets forth the financial condition of the Purchaser on the date hereof.  The Purchaser has no reason to expect there will be any material adverse change in its financial condition and will advise the Company of any such changes occurring prior to the closing or termination of the Offering.

(E)           The Purchaser is not subscribing for any of the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in Securities generally.

(F)           The Purchaser has received or obtained access to certain information regarding the Company, including this Agreement, the SEC Reports and other accompanying documents of the Company receipt of which is hereby acknowledged. The Purchaser has carefully reviewed all information provided to it and has carefully evaluated and understands the risks described therein related to the Company and an investment in the Company, and understands and has relied only on the information provided to it in writing by the Company relating to this investment. No agent prepared any of the information to be delivered to prospective investors in connection with this transaction. Prospective investors are advised to conduct their own review of the business, properties and affairs of the Company before subscribing to purchase the Securities.

(G)           The Purchaser also understands and agrees that, although the Company will use its best efforts to keep the information provided in this Agreement strictly confidential, the Company or its counsel may present this Agreement and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company or its affiliates is a party, or by which they are or may be bound or as otherwise required by law or regulatory authority.

(H)           The individual signing below on behalf of any entity hereby warrants and represents that he/she is authorized to execute this Agreement on behalf of such entity.  If an individual, the Purchaser has reached the age of majority in the state in which the Purchaser resides.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action, if any, in respect thereof on the part of Purchasers and no other proceedings on the part of Purchasers are necessary to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by Purchasers and constitutes a valid and binding obligation of Purchasers, enforceable against Purchasers in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (whether applied in a proceeding in equity or at law)).

(I)           The Purchaser is aware that the offering of the Securities involves securities for which only a limited trading market exists, thereby requiring any investment to be maintained for an indefinite period of time.  The purchase of the Securities involves risks which the Purchaser has evaluated, and the Purchaser is able to bear the economic risk of the purchase of such Securities and the loss of its entire investment. The undersigned is able to bear the substantial economic risk of the investment for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.  The Purchaser's overall commitment to investments that are not readily marketable is not, and his acquisition of the Securities will not cause such overall commitment to become, disproportionate to his net worth and the Purchaser has adequate means of providing for its current needs and contingencies.

(J)           The Purchaser acknowledges and agrees that there is no “minimum” offering amount for the Securities and that there is no escrow of the funds deposited by the Purchaser for the purchase of the Units.  The Purchaser acknowledges and agrees that funds may be immediately released to the Company.

(K)           In entering into this Agreement and in purchasing the Securities, the Purchaser further acknowledges that:

(i)  The Company has informed the Purchaser that the Securities have not been offered for sale by means of general advertising or solicitation and the Purchaser acknowledges that it has either a pre-existing personal or business relationship with either the Company or any of its officers, directors or controlling person,  of a nature and duration such as would enable a reasonable prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the Company and an investment in the Securities.

(ii)  Neither the Securities nor any interest therein may be resold by the Purchaser in the absence of a registration under the Securities Act or an exemption from registration.  In particular, the Purchaser is aware that all of the foregoing described Securities will be “restricted securities”, as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144, unless the conditions thereof are met. Other than set forth in this Agreement, the Company has no obligation to register any securities purchased or issuable hereunder.

(iii)  The following legends (or similar language) shall be placed on the certificate(s) or other instruments evidencing the Shares, Warrants and Warrant Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH NOTES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH NOTES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH NOTES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

(iv)  The Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted, upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(L)           The Company has employed its own legal counsel in connection with the Offering. The Purchasers have not been represented by independent counsel in connection with the preparation of this Agreement or the terms of this Offering and no investigation of the merits or fairness of the Offering has been conducted on behalf of the Purchasers.  Prospective Purchasers should consult with their own legal, tax and financial advisors with respect to the Offering made pursuant to this Agreement.

(M)             (insert name of Purchaser Representative: if none leave blank) has acted as the Purchaser’s Purchaser Representative for purposes of the private placement exemption under the Act.  If the Purchaser has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the Purchaser has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of an investment in the Securities for the Purchaser in particular.

(N)           The undersigned hereby acknowledges that officers, affiliates, employees and directors of the Company and/or the Selling Agents may purchase Securities in the Offering.

(O)           It never has been represented, guaranteed or warranted by any Selling Agent, the Company, any of the officers, directors, stockholders, partners, employees or agents of the Company, or any other persons, whether expressly or by implication, that: (i) the Company or the Purchasers will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Purchaser’s investment in the Company; or (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Securities or of the Company's activities.

(P)           The Purchaser acknowledges that any delivery to it of this Agreement relating to the Securities prior to the determination by the Company of its suitability as a Purchaser shall not constitute an offer of the Securities until such determination of suitability shall be made, and the Purchaser hereby agrees that it shall promptly return this Agreement and the other Offering documents to the Company upon request. The Purchaser understands that the Company shall have the right to accept or reject this subscription in whole or in part.  Unless this subscription is accepted in whole or in part by the Company, this subscription shall be deemed rejected in whole.

Article IV
INDEMNIFICATION

4.1           Indemnification by the Company.  The Company agrees to defend, indemnify and hold harmless the Purchasers and shall reimburse Purchasers for, from and against each claim, loss, liability, cost and expense (including without limitation, interest, penalties, costs of preparation and investigation, and the reasonable fees, disbursements and expenses of attorneys, accountants and other professional advisors) (collectively, “Losses”) directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation by or of the Company contained herein or in any certificate, document, or instrument delivered to Purchasers pursuant hereto.

4.2            Indemnification by Purchasers.  Purchasers agrees to defend, indemnify and hold harmless the Company and shall reimburse The Company for, from and against all Losses directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation of the Purchasers contained herein or in any certificate, document or instrument delivered to the Company pursuant hereto.

4.3           Procedure. The indemnified party shall promptly notify the indemnifying party of any claim, demand, action or proceeding for which indemnification will be sought under Sections 4.1 or 4.2 of this Agreement, and, if such claim, demand, action or proceeding is a third party claim, demand, action or proceeding, the indemnifying party will have the right at its expense to assume the defense thereof using counsel reasonably acceptable to the indemnified party.  The indemnified party shall have the right to participate, at its own expense, with respect to any such third party claim, demand, action or proceeding.  In connection with any such third party claim, demand, action or proceeding, Purchasers and the Company shall cooperate with each other and provide each other with access to relevant books and records in their possession.  No such third party claim, demand, action or proceeding shall be settled without the prior written consent of the indemnified party, which shall not be unreasonably withheld.  If a firm written offer is made to settle any such third party claim, demand, action or proceeding and the indemnifying party proposes to accept such settlement and the indemnified party refuses to consent to such settlement, then: (i) the indemnifying party shall be excused from, and the indemnified party shall be solely responsible for, all further defense of such third party claim, demand, action or proceeding; and (ii) the maximum liability of the indemnifying party relating to such third party claim, demand, action or proceeding shall be the amount of the proposed settlement if the amount thereafter recovered from the indemnified party on such third party claim, demand, action or proceeding is greater than the amount of the proposed settlement.

ARTICLE V
ADDITIONAL AGREEMENTS BY THE PARTIES

Section 5.1 Registration Rights

The Subscriber and the Company agree that the Subscriber shall be entitled to the registration rights with respect to the Securities as set forth in this Section 5.1

(a)                           Definition of Registrable Securities.  As used in this Section 5.1, the term “Registrable Security” means (i) each share of Common Stock issued in accordance with this Subscription Agreement; and (ii) any securities issued upon any stock split or stock dividend in respect thereof; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination; (A) it has been effectively registered under the Securities Act and disposed of pursuant thereto; (B) registration under the Securities Act is no longer required for subsequent public distribution of such security; or (C) it has ceased to be outstanding.  The term “Registrable Securities” means any and/or all of the securities falling within the foregoing definition of a “Registrable Security.”  In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of “Registrable Security” as is appropriate in order to prevent any dilution or increase of the rights granted pursuant to this Clause (a) as determined in good faith by the Board of Directors.

(b)                           Registration by the Company.  Commencing on the Closing Date and for a period of five years thereafter, in the event that the Company intends to file a registration statement with the Securities and Exchange Commission under the Securities Act of l933 (the “Act”), other than registration statement on Form S-4 or S-8, or successor forms thereto, and registration statements filed but not effective prior to the termination of this Offering, to register for sale any of its shares of Common Stock, the Company will include for resale under the Securities Act in the registration statement the Registrable Securities of the Holder in accordance with this Section 5.1. The Company shall advise the Holder of the Registrable Securities (such persons being collectively referred to herein as “Holders”) by written notice at least 20 days prior to the filing by the Company with the Securities and Exchange Commission of any other registration statement under the Act covering shares of Common Stock of the Company, except on Forms S-4 or S-8 (or similar successor form) or registration statements filed but not effective prior to the termination of this Offering, and upon the request of any such Holder within ten days after the date of such notice, include in any such registration statement such information as may be required to permit a public offering of the Holder’s Registrable Securities.  Such Holders shall furnish information and indemnification as set forth in elsewhere in this Section 5.1.  For the purpose of the foregoing, inclusion of the Registrable Shares by the Holder in a Registration Statement pursuant to this Section 5.1 under a condition that the offer and/or sale of such Registrable Shares not commence until a date not to exceed 90 days from the effective date of such registration statement shall be deemed to be in compliance with this Section 5.1.  Further, the Company shall not be required to register for resale any Registrable Securities if at the time of such proposed registration, the Registrable Securities may be sold without any limitation under Rule 144. The Company may withdraw the registration at any time. Notwithstanding the foregoing, if the registration statement filed by the Company is pursuant to an underwritten offering:

(A)           if the underwriter determines in good faith that marketing factors require the exclusion of some or all of the Registrable Securities, then the Holders may include in the registration statement no more than the maximum amount, if any, of such  Registrable Securities that the underwriter believes will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Holders according to the total amount of securities requested to be included therein owned by the Holders or in such other proportions as shall mutually be agreed upon by such parties).  The Holders’ right to have Registrable Securities included in the first registration statement filed by the Company shall be deferred to the second registration statement filed by the Company, which deferral may be continued to the third or subsequent registration statement so long as the registration statements are pursuant to underwritten offerings and the underwriter determines in good faith that marketing factors require exclusion of some or all of the Registrable Securities held by the Holders; and

(B)           each Holder of Registrable Securities shall enter into an underwriting agreement in customary form with the underwriter and provide such information regarding Holder that the underwriter shall reasonably request in connection with the preparation of the prospectus describing such offering, including completion of NASD Questionnaires.

(c)                           Covenants with Respect to Registration. In connection with the registration in which the Registrable Securities are included, the Company covenants and agrees as follows:

(A)           The Company shall use its best efforts to have the registration statement declared effective as soon as possible after filing, and shall furnish each Holder of Registrable Securities such number of prospectuses as shall reasonably be requested.  In addition, the Company shall file such amendments as may be required from time to time, in order to keep any registration statement filed under this section effective as provided herein.  The registration statement filed by the Company hereunder shall remain effective for the earlier of (i) 9 months or (ii) the date that the Registrable Securities may be sold without volume limitation under SEC Rule 144(k).

(B)           The Company shall pay all costs (excluding fees and expenses of Holder(s) counsel and any underwriting or selling commissions), fees and expenses in connection with the registration statement filed pursuant hereto including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

(C)           The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in the registration statement, for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

(D)           The Company shall indemnify each Holder of Registrable Securities to be sold pursuant to the registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), against all loss, claim, damage, expense or liability (including all reasonable expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent arising under paragraph (E) below.

(E)           Each Holder of Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and any underwriter, and each person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or reasonable expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising (I) from information furnished by or on behalf of such Holder, or their successors or assigns, for specific inclusion in such registration statement or (II) as a result of use by the Holder of a registration statement that the Holder was advised to discontinue; provided, however, that in no event shall any indemnity hereunder exceed the net proceeds from the offering received by such Holder.

(F)           The foregoing registration rights shall be contingent on the Holders furnishing the Company with such appropriate information (relating to the intentions of such Holders) as the Company shall reasonably request in writing.

ARTICLE VI
MISCELLANEOUS

6.1           Survival.  The representations and warranties set forth in Articles II and III hereof shall survive the Closing.  No investigation made by or on behalf of either party shall affect the representations and warranties made pursuant to this Agreement. No party makes any additional or implied representations other than those set forth herein.

6.2           Expenses.  Each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own brokers, finders, financial consultants, accountants and counsel.

6.3            Entire Agreement.  This Agreement, including the Exhibits, contains the entire agreement and understanding of the parties with respect to its subject matter.  This Agreement supersedes all prior arrangements and understandings between the parties, either written or oral, with respect to its subject matter.

6.4           Binding Effect of Subscription.  The Purchaser hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Agreement and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the Purchaser and his heirs, executors, administrators, successors, legal representatives, and assigns.  If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

6.5           Captions.  The table of contents and captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

6.6           Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding a majority of the Securities subscribed for in the Offering or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought (in the case of the Purchasers, such waiver shall be in writing and approved by a majority of the Purchasers). No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.7           Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or, if to the Company, the Company’s executive office, or (b) delivered personally at such address.

6.8           Execution.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, or all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

6.9           Severability.  Each provision of this Agreement is intended to be severable from every other provisions, and the invalidity or illegality of any portion hereof, shall not affect the validity or legality of the remainder hereof.

6.10           Non-Assignment.  This Agreement is not transferable or assignable by the Purchaser except as may be provided herein.

6.11           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Pennsylvania, without regard to the principles of conflicts of law thereof.  Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Pennsylvania (the “Pennsylvania Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Pennsylvania Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any Pennsylvania Court, or that such proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.12                      Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Company, the Purchasers and their respective successors and permitted assigns.

Signature pages to Securities Purchase Agreement Follows

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed by their signature as natural persons or by individuals by their duly authorized officers as of the __ day of ____________, 2008.

THE COMPANY:

SKINNY NUTRITIONAL CORP.:

_______________________

Chief Executive Officer

EXECUTION BY AN INDIVIDUAL
(Not applicable to entities)

IF YOU ARE PURCHASING SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THIS SIGNATURE PAGE.

 PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF SECURITIES:

☐           Individual

☐           Joint Tenants (rights of survivorship)

☐           Tenants in Common (no rights of survivorship)

I represent that the foregoing information is true and correct.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ _____200_

Subscription Amount:  $_____________

Number of Shares of Common Stock to be purchased: _______________

___ __________________________________________
(Name of Investor - Please Print)

_____________________________________________
(Signature)

_____________________________________________
(Name of co-Investor - Please Print)

_____________________________________________
(Signature of Co-Investor)

PARTNERSHIP SIGNATURE PAGE

 The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Subscription Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Securities and sign this Subscription Agreement on behalf of the PARTNERSHIP and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase such Securities and enter into the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ _____200_

Subscription Amount:  $_____________

Number of Shares of Common Stock to be purchased: _______________

___ __________________________________________
Name of Partnership
(Please Type or Print)
By: __________________________________________
(Signature)

Name: ________________________________________
(Please Type or Print)

Title: _________________________________________
(Please Type or Print)

CORPORATION/LIMITED LIABILITY COMPANY SIGNATURE PAGE

 The undersigned CORPORATION or LIMITED LIABILITY COMPANY hereby represents and warrants that the person signing this Subscription Agreement on behalf of the CORPORATION or LIMITED LIABILITY COMPANY has been duly authorized by all requisite action on the part of the CORPORATION or LIMITED LIABILITY COMPANY to acquire the Securities and sign this Subscription Agreement on behalf of the CORPORATION or LIMITED LIABILITY COMPANY and, further, that the undersigned CORPORATION or LIMITED LIABILITY COMPANY has all requisite authority to purchase the Securities and enter into this Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ _____200_

Subscription Amount:  $_____________

Number of Shares of Common Stock to be purchased: _______________

___ __________________________________________
Name of Corporation
Or Limited Liability Company
(Please Type or Print)

By: __________________________________________
Signature

Name: ________________________________________
(Please Type or Print)

Title: _________________________________________
(Please Type or Print)

TRUST/RETIREMENT PLAN SIGNATURE PAGE

 The undersigned TRUST or RETIREMENT PLAN hereby represents and warrants that the persons signing this Subscription Agreement on behalf of the TRUST or RETIREMENT PLAN are duly authorized to acquire the Securities and sign this Subscription Agreement on behalf of the TRUST or RETIREMENT PLAN and, further, that the undersigned TRUST or RETIREMENT PLAN has all requisite authority to purchase such Securities and enter into the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated: __________________ _____200_

Subscription Amount:  $_____________

Number of Shares of Common Stock to be purchased: _______________

Title of Trust or Retirement Plan
(Please Type or Print)

By: __________________________________________
Signature of Trustee or
Authorized Signatory

Name of Trustee: ________________________________
(Please Type or Print)

By: __________________________________________
Signature of Co-Trustee if applicable

Name of Co-Trustee: _____________________________
(Please Type or Print)